UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

On November 1, 2021, FAT Brands Inc. (the “Company”) and its wholly-owned subsidiary, FAT Italian Merger Sub, LLC (“Merger Sub”) entered into a Merger Agreement (the “Merger Agreement”) with Fazoli Holdings, LLC (“Fazoli’s”) and Sentinel Capital Partners, L.L.C., Sentinel Capital Partners, V, L.P., Sentinel Capital Partners, V-A, L.P., and Sentinel Capital Investors, V, L.P., pursuant to which the Company agreed to acquire Fazoli’s through the merger of Merger Sub with and into Fazoli’s, with Fazoli’s continuing as the surviving entity and wholly-owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, the existing members of Fazoli’s will receive aggregate consideration of $130,000,000 in the Merger, subject to certain adjustments, payable by the Company in cash at the closing (the “Closing”). Following the Closing, the parties will cooperate to finalize certain customary adjustments to the purchase price with respect to working capital.

The completion of the Merger is subject to certain customary closing conditions, including the absence of any governmental order or injunction prohibiting any of the transactions contemplated by the Merger Agreement, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The obligations of the parties to consummate the Merger are also subject to certain additional closing conditions, including (i) the accuracy of the representations and warranties of the other parties to the Merger Agreement (subject to certain materiality qualifiers, except with respect to fundamental representations and warranties) and (ii) the other parties’ compliance in all material respects with their respective covenants and agreements contained in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. The covenants include, among others, that (i) Fazoli’s is obligated to operate its business in the ordinary course, subject to certain conditions, between the execution of the Merger Agreement and the Closing, and (ii) Fazoli’s agrees not to engage in certain transactions between the execution of the Merger Agreement and the Closing, except with the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The Company, Merger Sub and Fazoli’s are required to use their reasonable best efforts to consummate and make effective as promptly as practicable the transactions contemplated by the Merger Agreement.

The Closing is expected to occur on or about December 15, 2021. The Merger Agreement may be terminated prior to the Closing upon the occurrence or non-occurrence of certain events, including by the Company or Fazoli’s if the Closing has not occurred on or before January 17, 2022, provided that no such termination may be made by a party if the failure to close shall be caused by a breach of the terminating party. In addition, if the Merger Agreement is terminated by Fazoli’s due to the Company’s breach of the Merger Agreement or failure to close the Merger within certain timeframes, Fazoli’s will be entitled in its discretion to pursue damages available to it in law or equity or receive a reverse termination fee of $3,000,000 from the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by this reference. The Merger Agreement has been filed to provide stockholders of the Company with information regarding its terms but is not intended to provide any other information about the Company, Fazoli’s or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of the Company and Fazoli’s which were made solely for the benefit of the other parties to the Merger Agreement and (i) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Merger Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Merger Agreement, (ii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder of the Company may view as material, and (iii) may have been made only as of the date of the Merger Agreement or as of another date specified in the Merger Agreement. Information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders of the Company should not rely upon representations and warranties of the parties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Fazoli’s or their respective subsidiaries and affiliates.

Item 7.01 Regulation FD Disclosure.

On November 2, 2021, the Company issued a press release announcing that it has entered into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the attached Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K, including exhibits filed or furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the ability of the Company to complete the acquisition of Fazoli’s and open new stores under development, the future financial performance and growth of the Company following the acquisition of Fazoli’s, including expectations of the Company’s EBITDA, unit volumes and system-wide sales following the acquisition, and the Company’s ability to conduct future accretive and successful acquisitions. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the Company’s ability to successfully integrate and exploit the synergies of the acquisition of Fazoli’s, the Company’s ability to grow and expand revenues and earnings following the acquisition, and uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond the Company’s control, and could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks, uncertainties and contingencies. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1 *	Merger Agreement, dated as of November 1, 2021, by and among FAT Brands Inc., FAT Italian Merger Sub, LLC, Fazoli Holdings, LLC, Sentinel Capital Partners, V, L.P., Sentinel Capital Partners, V-A, L.P., Sentinel Capital Investors, V, L.P., and Sentinel Capital Partners, L.L.C.
99.1	Press release of FAT Brands Inc., dated November 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2021

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer